UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 6, 2019

Inter Parfums, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, New York 10176

(Address of Principal Executive Offices)

212. 983.2640

(Registrant's Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Item 2.02 Results of Operations and Financial Condition.

Certain portions of our press release dated May 6, 2019, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

●	The 1st, 2nd, 4th and 9th paragraphs and portions of the 10th paragraph relating to results of operations for the first quarter of 2019

●	Portions of the 3rd and 5th paragraph relating to results of European operations

●	Portions of the 7th paragraph relating to results of United States operations

●	The 11th paragraph relating to balance sheet items for the first quarter of 2019

●	The 14th paragraph relating to the conference call to be held on May 7, 2019

●	The consolidated statements of income and consolidated balance sheets

Item 7.01 Regulation FD Disclosure

Certain portions of our press release dated May 6, 2019, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01 and Regulation FD. They are as follows:

●	Portions of the 3rd and 5th paragraphs and the entire 6th paragraph relating to 2019 new product launches and brand extensions for European operations

●	Portions of the 7th paragraph and the entire 8th paragraph relating to new product launches and brand extensions for U.S. operations

●             Portions of the 10th paragraph relating to anticipated full year target for promotion and advertising included in S,G&A expenses

●	The 12th paragraph relating to 2019 guidance

●	The 16th paragraph relating to forward looking information

●	The balance of such press release not otherwise incorporated by reference in Items 2.02 or 8.01

Item 8.01 Other Event.

Certain portions of our press release dated May 6, 2019, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 8.01. They are as follows:

●	The 13th paragraph relating to cash dividends

Item 9.01 Financial Statements and Exhibits

99.1 Our press release dated May 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: May 6, 2019

Inter Parfums, Inc.

By:	/s/ Russell Greenberg
Russell Greenberg, Executive Vice President